UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

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the Securities Exchange Act of 1934 (Amendment No.      )

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Reliance, Inc.

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Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V86974-P44614 RELIANCE, INC. 735 N. 19TH AVENUE PHOENIX, AZ 85009 RELIANCE, INC. You invested in RELIANCE, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 20, 2026. Vote Virtually at the Meeting* May 20, 2026 10:00 a.m. PDT Virtually at: www.virtualshareholdermeeting.com/RS2026 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 6, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. 2026 Annual Meeting Vote by May 19, 2026 11:59 PM ET. For shares held in a Plan, vote by May 15, 2026 11:59 PM ET.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V86975-P44614 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Directors Nominees: 1a. Lisa L. Baldwin For 1b. Karen W. Colonias For 1c. Frank J. Dellaquila For 1d. James K. Kamsickas For 1e. Karla R. Lewis For 1f. Robert A. McEvoy For 1g. David W. Seeger For 1h. Douglas W. Stotlar For 1i. John G. Sznewajs For 2. To consider a non-binding, advisory vote to approve the compensation of our named executive officers. For 3. To ratify the appointment of KPMG LLP as our independent registered public accounting firm for 2026. For 4. To consider a stockholder proposal requiring any director who fails to receive a majority vote to leave the board of directors within nine months. Against NOTE: Such other business, if any, as properly comes before the meeting or any adjournment thereof.